SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                SCHEDULE 14D-1
                                Amendment No. 4
             (Tender Offer Statement Pursuant to Section 14(d)(1)
                    of the Securities Exchange Act of 1934)

                              MAGMA POWER COMPANY
                           (Name of Subject Company)

                         CE ACQUISITION COMPANY, INC.
                        CALIFORNIA ENERGY COMPANY, INC.
                                   (Bidders)

                    Common Stock, par value $0.10 per Share
          (Including the Associated Preferred Share Purchase Rights)
                        (Title of Class of Securities)

                                   94-2213782
                     (CUSIP Number of Class of Securities)

                           Steven A. McArthur, Esq.
             Senior Vice President, General Counsel and Secretary

                        CALIFORNIA ENERGY COMPANY, INC.
                              10831 Old Mill Road
                             Omaha, Nebraska 68194
                                (402) 330-8900
           (Name, Address and Telephone Number of Person Authorized
          to Receive Notices and Communications on Behalf of Bidder)

                                  Copies to:
                             Peter J. Hanlon, Esq.
                           Michael A. Schwartz, Esq.
                           Willkie Farr & Gallagher
                              One Citicorp Center
                             153 East 53rd Street
                           New York, New York  10022
                                (212) 821-8000

                           CALCULATION OF FILING FEE
- -------------------------------------------------------------------------------
                Transaction                             Amount of
                Valuation*                              Filing Fee**
- -------------------------------------------------------------------------------
                $477,400,000                            $95,480
- -------------------------------------------------------------------------------
*For purposes of calculating the filing fee only. This calculation assumes the purchase of 12,400,000 shares of Common Stock, par value $0.10 per share, of Magma Power Company at $38.50 net per share in cash.
** The amount of the filing fee, calculated in accordance with Rule 0-11(d) under the Securities Exchange Act of 1934, equals 1/50 of one percent of the aggregate value of cash offered by CE Acquisition Company, Inc. for such number of shares.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the off-setting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and date of its filing.

Amount Previously Paid:  $86,800        Filing Party:  Same
Form or Registration No.:  5-33882      Date Filed:  October 6, 1994

     California Energy Company, Inc., a Delaware corporation ("CECI"), and CE Acquisition Company, Inc., a Delaware corporation and a wholly owned subsidiary of CECI (the "Purchaser"), hereby amend and supplement their Tender Offer Statement on Schedule 14D-1, ("Schedule 14D-1") filed with the Securities and Exchange Commission (the "Commission") on October 6, 1994, as amended by Amendments Nos. 1, 2 and 3, with respect to the Purchaser's offer to purchase 12,400,000 shares of Common Stock, par value $0.10 per share (the "Shares"), of Magma Power Company, a Nevada corporation (the "Company"), and, if applicable, associated Preferred Share Rights (the "Rights"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 6, 1994 (the "Offer to Purchase"), and the related Letter of Transmittal (which together with the Offer to Purchase, the Supplement (as defined below) and its related Letter of Transmittal constitute the "Offer").

     Unless otherwise indicated herein, each capitalized term used but not defined herein shall have the meaning assigned to such term in the Schedule 14D-1.


Item 1.  Security and Subject Company.

     The information set forth in Item 1(b) is hereby amended and supplemented by the following:

          The Purchaser has amended and supplemented the Offer to Purchase pursuant to a Supplement to the Offer to Purchase, dated October 26, 1994 (the "Supplement"), a copy of which is attached hereto as Exhibit (a)(11). The information set forth in the Introduction and Section 1 "Amended Terms of the Offer" of the Supplement is incorporated herein by reference.

     The information set forth in Item 1(c) is hereby amended and supplemented by the following:

          The information set forth in Section 3 "Price Range of Shares; Dividends" of the Supplement is incorporated herein by reference.


Item 3.  Past Contacts, Transactions or Negotiations with the Subject Company.

     The information set forth in Items 3(a)-(b) is hereby amended and supplemented by the following:

          The information set forth in Section 4 "Background of the Offer Since October 6, 1994; Contacts with the Company" of the Supplement is incorporated herein by reference.

Item 4.  Source of Amount of Funds or Other Consideration.

     The information set forth in Items 4(a)-(b) is hereby amended and supplemented by the following:

          The information set forth in the Introduction and Section 6 "Source and Amount of Funds" of the Supplement is incorporated herein by reference.


Item 5.  Purpose of the Tender Offer and Plans or Proposals of the Bidder.

     The information set forth in Items 5(a)-(e) is hereby amended and supplemented by the following:

          The information set forth in the Introduction, Section 4 "Background of the Offer Since October 6, 1994; Contacts with the Company" and Section 5 "Purpose of the Offer and the Proposed Merger" of the Supplement is incorporated herein by reference.


Item 7. Contracts, Arrangements, Understandings or Relationships with Respect to the Subject Company's Securities.

     The information set forth in Item 7 is hereby amended and supplemented by the following:

          The information set forth in the Introduction, Section 5 "Purpose of the Offer and the Proposed Merger" and Section 6 "Source and Amount of Funds" of the Supplement is incorporated herein by reference.


Item 10.  Additional Information.

     The information set forth in Items 10(b), (c), (d) and (e) is hereby amended and supplemented by the following:

          The information set forth in the Introduction, Section 4 "Background of the Offer Since October 6, 1994; Contacts with the Company," Section 6 "Source and Amount of Funds" and Section 7 "Certain Legal Matters" of the
     Supplement is incorporated herein by reference.

     The information set forth in Item 10(f) is hereby amended and supplemented by the following:

          The information set forth in the Supplement, a copy of which is attached hereto as Exhibit (a)(11), is incorporated herein by reference in its entirety.

Item 11.  Material to Be Filed as Exhibits.

(a)(11)   Supplement to the Offer to Purchase, dated October 26, 1994.

(a)(12)   Revised Letter of Transmittal.

(a)(13)   Revised Notice of Guaranteed Delivery.

(a)(14) Revised Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees, dated October 26, 1994.

(a)(15)   Revised Form of Letter to Clients for Use by Brokers,
          Dealers, Commercial Banks, Trust Companies and Other Nominees, dated October 26, 1994.

(a)(16) Guidelines of the Internal Revenue Service for Certification of Taxpayer Identification Number on Subsitute Form W-9.

(b)(1) Commitment Letter, dated October 25, 1994, to California Energy Company, Inc. and CE Acquisition Company, Inc. from Credit Suisse.

(f)(1)    Solicitation Materials.

                                  Signatures

    After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



Dated: October 26, 1994


                           CE ACQUISITION COMPANY, INC.


                           By:/s/ Steven A. McArthur
                              Steven A. McArthur
                                Senior Vice President, General
                                Counsel and Secretary

                           CALIFORNIA ENERGY COMPANY, INC.


                           By:/s/ Steven A. McArthur
                              Steven A. McArthur
                                Senior Vice President, General
                                Counsel and Secretary


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                         EXHIBIT INDEX


Exhibit                                                                   Page
  No.    Description                                                      No.


(a)(11)   Supplement to the Offer to Purchase, dated October 26, 1994.

(a)(12)   Revised Letter of Transmittal.

(a)(13)   Revised Notice of Guaranteed Delivery.

(a)(14)   Revised Letter to Brokers, Dealers, Commercial Banks, Trust
          Companies and Other Nominees, dated October 26, 1994.

(a)(15)   Revised Form of Letter to Clients for Use by Brokers,
          Dealers, Commercial Banks, Trust Companies and Other Nominees, dated October 26, 1994.

(a)(16)   Guidelines of the Internal Revenue Service for Certification of
          Taxpayer Identification Number on Subsitute Form W-9.

(b)(1)    Commitment Letter, dated October 25, 1994, to California Energy
          Company, Inc. and CE Acquisition Company, Inc. from Credit
          Suisse.

(f)(1)    Solicitation Materials.
